                         SECURITIES AND EXCHANGE COMMISSION

                              Washington, D.C.  20549


                                    FORM 8-K-A

                                   CURRENT REPORT

       PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported) January 26, 1999


                           HYDROMAID INTERNATIONAL, INC.
               (Exact name of registrant as specified in its charter)


     NEVADA                             0-23729                  87-0575839
(State or other jurisdiction of   (Commission File Number)  (I.R.S. Employer
 incorporation or organization)                             Identification No.)


       12222 SOUTH 1000 EAST, SUITE 1
                DRAPER, UTAH                                        84020
     (Address of Principal Executive Office)                     (Zip Code)


         REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE (801) 553-8790

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     ITEM 4.  CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT.

     The following amended exhibit is being filed with the Current Report on Form 8-K-A:

     Amended letter dated February 1, 1999 from Jones, Jensen & Co., addressed to the Securities and Exchange Commission pertaining to the statements made by the registrant in response to Item 4 contained in the 8-K Current Report of the Company dated January 26, 1999.

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                                     SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       HYDROMAID INTERNATIONAL, INC.


January 25, 1999                       By: /s/John W. Nagel
                                          -----------------------------------
                                          John Nagel, Chief Financial Officer
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                                 JONES, JENSEN
                                 & COMPANY, LLC
                                  [LETTERHEAD]


February 1, 1999


Securities and Exchange Commission
450 Fifth Street, NW
Washington, DC  20549


Re:  HydroMaid International, Inc. (formerly Cherokee Minerals & Oil, Inc.)


Ladies and Gentlemen:

We were previously the independent accountants for the Company and on January 15, 1998 we reported on the financial statements of the Company for the years ended December 31, 1997 and 1996. On January 25, 1999, we were replaced as the independent accountants of the Company following a reorganization.

We have read the Company's statements included under Item 4 of its Form 8-K dated January 25, 1999, and we agree with such statements, except our report dated January 15, 1998 was modified as to going concern.


Very truly yours,

/s/ Jones, Jensen & Company

Jones, Jensen & Company